UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2011

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

OREGON	0-13442	93-0786033
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR		97070-7777
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (503) 685-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 3.03 below is incorporated herein by reference.

ITEM 3.03.	MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

On June 24, 2010, the Board of Directors (the “Board”) of Mentor Graphics Corporation (the “Company”) adopted the Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”). On December 23, 2011, the Board approved, and the Company entered into, an Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent (the “Amended and Restated Rights Agreement”). The purposes of the Amended and Restated Rights Agreement are to (i) extend the expiration date of the rights contained therein from December 31, 2011 to June 30, 2013, (ii) increase the exercise price per right from $50 to $65, (iii) remove the “acting in concert” provision contained therein and (iv) make certain other technical and conforming changes that the Company determined were necessary or desirable.

The foregoing summary of the revisions reflected in the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-K on June 25, 2010 (incorporated herein by reference by Exhibit 4.2).

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On December 23, 2011, the Board adopted and approved the Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective December 23, 2011. The Amended Bylaws restate the Company’s bylaws in their entirety and were adopted to update the advance notice provisions with respect to certain stockholder matters.

The Amended Bylaws, among other things, update the provisions relating to advance notice of stockholder business proposals and director nominations for stockholder meetings to (i) give stockholders more time to submit business proposals or director nominations by changing the advance notice deadline from 90 days before the anniversary of the prior year annual meeting to 30 days before the anniversary of the prior year proxy statement, (ii) increase from 10 days to 30 days the minimum time period for stockholders to submit business proposals or director nominations after announcement of a change in our annual meeting date, (iii) expand the disclosure stockholders must provide when submitting proposals and nominations at special or annual meetings, (iv) require updates to such disclosure prior to the applicable meeting and (v) require stockholder presence at the applicable meeting.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Mentor Graphics Corporation, as of December 23, 2011.

4.1	Amended and Restated Rights Agreement, dated as of December 23, 2011, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A.

4.2	Rights Agreement, dated as of June 24, 2010, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Incentive Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 25, 2010).

99.1	Press Release, dated December 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION

Date: December 27, 2011	/s/ Dean Freed
Dean Freed
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Mentor Graphics Corporation, as of December 23, 2011.

4.1	Amended and Restated Rights Agreement, dated as of December 23, 2011, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A.

4.2	Rights Agreement, dated as of June 24, 2010, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Incentive Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, fled with the Securities and Exchange Commission on June 25, 2010).

99.1	Press Release, dated December 27, 2011.